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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 6, 2007

                             MILK BOTTLE CARDS INC.
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             (Exact name of registrant as specified in its charter)


            Nevada                    333-124304               20-1904354
 (State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)              File Number)         Identification No.)

                              127 East 18th Avenue
                          Vancouver, BC, Canada V5V 1E4
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (604) 733-6194



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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 6, 2007, Nicole Milkovich tendered her resignation as our director. Ms. Milkovich will remain as an officer.


On October 6, 2007, Alexander Man-Kit Ngan was appointed as our director. Mr. Ngan consented to act as Director on the same date. Mr. Ngan has served as a Director for Amish Naturals, Inc. (AMNT.OB) since September 2006, and he served as their President from September 2006 to October 2006. Mr. Ngan has also served as a Director of Singamas Container Holdings, Ltd. (0716.HK), the world's second largest manufacturer of containers, since July 2003. From 2005 until January 2007, Mr. Ngan served as a Director for Clearant, Inc. (CLRI.OB), a Los Angeles, California, enterprise that developes and markets pathogen inactivation technology to producers of biological products. From 1993 through May 2002, he was a partner at ChinaVest Limited, a private equity investment firm. From May 1998 to October 2001, Mr. Ngan served as President and CEO of OEM manufacturer Zindart Ltd. (Nasdaq: ZNDT). From 1991 to 1993, he was a financial consultant specializing in taking companies public. From 1990 to 1991, Mr. Ngan served as Head of Private Banking in Asia for Royal Bank of Canada. From 1984 to 1990, he served as a Vice President and Director with Chase Manhattan Bank. From 1973 to 1984, he served with The Chase Manhattan Bank, N.A., HK, Bank of British Columbia (now known as the Hong Kong Bank of Canada), Pemberton Securities Ltd. and Canarim Investments, Ltd. Mr. Ngan received a Bachelor of Mathematics from University of Waterloo in Canada.

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                                   SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: October 6, 2007                  MILK BOTTLE CARDS INC.


                                       By: /s/ Nicole Milkovich
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                                           Nicole Milkovich
                                           President, Secretary, Treasurer,
                                              Chief Executive Officer,
                                           Chief Financial Officer, Principal
                                              Accounting Officer